Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AO

FORTY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-NINTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

Customer desires to use and CSG agrees to provide Customer with pre-sort mail services which utilize the services of a third-party pre-sort provider to comingle Customer’s mail with other mail in order to receive postage discounts for printed mail pieces (the “Pre-Sort Mail Services”).  Therefore, the Agreement shall be amended to provide Pre-Sort Mail Services subject to the foregoing provisions:

a.

Customer authorizes CSG to subcontract with a third-party pre-sort provider (the “Pre-Sort Provider”) to provide the Pre-Sort Mail Services. CSG is responsible and liable for the Pre-sort Provider’s acts or omissions in performing Pre-Sort Mail Services on the same basis as if such act or omission had been the act or omission of CSG.

b.	Customer authorizes CSG to provide the Pre-Sort Mail Services for *** (*) and *** (*) ***** mail pieces only.
c.

Customer and CSG agree the Pre-Sort Mail Services fees provided to Customer in connection with Customer’s use and CSG’s provision of Pre-Sort Mail Services, as set forth in SCHEDULE F, “FEES,” as amended by this Amendment, are provided based upon a negotiated rate.  As a result, the terms of Section 4 entitled “Increase in Fees” and Section 2 entitled “Postage” of EXHIBIT A-3, Print and Mail Services, of the Agreement are not applicable to the Pre-Sort Mail Services.

d.

CSG and Customer agree either party may terminate the provision or use of the Pre-Sort Mail Services upon providing no less than ****** (**) **** written notice prior to the effective date of termination to the other party in accordance with Section 30 of the Agreement. In the event of a breach by CSG of its obligations pursuant to the Agreement, Customer may terminate the provision and use of the Pre-Sort Mail Services *********** upon written notice to CSG, with a copy to the V.P. of CSG’s Strategic Business Unit, and, as soon as commercially reasonable, but in no event less than ****** (**) **** of CSG’s receipt of such notice, CSG shall begin providing the internal pre-sort mail services that were provided by CSG to Customer prior to the Effective Date.  The parties agree upon any termination of Pre-Sort Mail Services, postage and its related fees as provided in SCHEDULE F, “FEES,” CSG SERVICES, Section III. A. Print and Mail Services, subsection IX entitled “Postage,” items A-D of the Agreement shall be applicable.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

e.

Customer and CSG agree, as a result of amending the Agreement to provide Pre-Sort Mail Services, the performance standards set forth in SCHEDULE G, Performance Standards and Remedies, Section 2.8 entitled “Statement Processing” of the Agreement shall be deleted in its entirety and replaced as follows:

2.8(a)  Statement Processing.  For the term of the Agreement, CSG shall provide Customer a ***** (*) ******** *** ********** following ***** ********** ****** **** percent (**%) of the time ******** **** * ******* basis and a **** (*) ******** *** ********** following ***** ********** *** ******* percent (***%) of the time.  The performance standards set forth in this Section 2.8 shall apply to all of Customer’s production system prins.  In the event CSG is required to provide a ******* *** ******* ********** ******* ****** **********, CSG shall complete the ******* ******* by the ****** (*) ******** *** following ***** ********** *** ******* percent (***%) of the time.  For purposes of this section a business day shall not include Sundays, and federally observed holidays.

(b) Pre-Sort Mail Services.  For the provision of Pre-Sort Mail Services, CSG shall provide Customer a **** (*) ******** *** ********** following ***** ********** ****** **** percent (**%) of the time ******** **** * ******* ***** and a **** (*) ******** *** ********** following ***** ********** *** ******* percent (***%) of the time.  The performance standards set forth in this Section 2.8 shall apply to all of Customer’s production system prins using Pre-Sort Mail Services.  In the event CSG is required to provide a ******* *** ******* ********** ******* ****** **********, CSG shall complete the ******* ******* by the ***** (*) ******** *** following ***** ********** *** ******* percent (***%) of the time.  For purposes of this section a business day shall not include Saturdays, Sundays, and federally observed holidays.

f.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN SECTION 17 OF THE AGREEMENT, CUSTOMER AND CSG AGREE THAT EXCEPT FOR LIABILITIES ARISING OUT OF OR INCURRED IN CONNECTION WITH CSG’S (INCLUDING, FOR CLARITY AND WITHOUT LIMITATION, THE PRE-SORT PROVIDER’S) (I) *****; OR (II) *************** ***********, INCLUDING BUT NOT LIMITED TO THE *************** *********** SET FORTH IN SECTION ** (************) OR SECTION ** (***************) OF THE AGREEMENT, IN NO EVENT SHALL CSG’S TOTAL CUMULATIVE LIABILITY FOR ANY CLAIMS ARISING AS A RESULT OF CSG’S (INCLUDING, FOR CLARITY AND WITHOUT LIMITATION, THE PRE-SORT PROVIDER’S) PROVISION OF PRE-SORT MAIL SERVICES EXCEED THE TOTAL ******** PROVIDED TO ******** BY CSG AS PROVIDED IN SCHEDULE F, SUBSECTION IX. POSTAGE, SECTION E. PRE-SORT MAIL, FOR PRE-SORT MAIL SERVICES IN THE ****** (**) ****** IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO CUSTOMER’S CLAIM; PROVIDED HOWEVER, THAT IF CUSTOMER HAS RECEIVED THE PRE-SORT MAIL SERVICES FOR LESS THAN ****** (**) ****** SUCH AMOUNT SHALL BE NO LESS THAN $**********; PROVIDED, FURTHER, THAT NOTWITHSTANDING THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION 1(F), CSG AGREES TO EXTEND TO CUSTOMER THE ************ OF ANY *************** PROVIDED BY THE ***************** TO CSG IN CONNECTION WITH THE ************************** OF ITS AGREEMENT WITH CSG RELATED TO THE PRE-SORT MAIL SERVICES.

g.	CSG and Customer agree for the purposes of Pre-Sort Mail Services, in the event that:

(i) U.S. Postal Service (“USPS”) Rates increase, CSG shall notify ******** ** **** ** ************ ********** of such increase and such fees shall ****** ********* **** *** ********* **** ** **** ******** as determined by the USPS, unless ******** ******* ** **** *** ******** ** ********** **** *** ********** *** ***** ** **** ******* *(*); or

(ii) CSG decreases the pre-sort discount set forth in Section 4, below (the “Pre-Sort Discount”) to ******** in ******** **** or ******** thereafter in ********, CSG agrees to provide ******** with ****** (**) **** prior written notice before such Pre-Sort Discount decrease becomes effective, and such Pre-Sort Discount shall ****** ********* ****** ******** ******* ** **** ***-**** ******** ******** ** ********** **** **** ******* *(*).

(iii)  Customer objects to any USPS fee increase or Pre-Sort Discount decrease described in this Section 1(g), ******** ***** ******* *** **** ****** ** *********** in accordance with ******* *(*) of this Amendment within ******* (**) **** of ********’s ******* ** ***’s ****** ** **** *** ******** ** ***-**** ******** ********.  In the event that Customer objects to any USPS fee increase or Pre-Sort Discount decrease and ******** * *********** ****** ** *** ** ********** **** **** ******* *(*), ******** ***** *** ** ******* ** **** *** *******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	SCHEDULE A, “Services,” of the Agreement is hereby AMENDED by adding “Pre-Sort Mail Services” to the list of Additional Services.

3.	EXHIBIT A-5, “Additional Services” of the Agreement is hereby AMENDED by adding the following at the end of the list of Services set forth therein:

Pre-Sort Mail. Provides Customer with pre-sort mail services which utilizes the services of a third-party pre-sort provider to comingle Customer’s mail with other mail in order to receive postage discounts for printed mail pieces.

4.	SCHEDULE F, “FEES,” CSG SERVICES, Section III.A, Print and Mail Services, subsection IX. Postage, of the Agreement is hereby AMENDED as follows, adding a new item E. entitled “Pre-Sort Mail”:

Description of Item/Unit of Measure	Frequency	Fee
IX.Postage
A.Statements (per statement mailing, per system principle)	*******	****** *******
B.Customer Letters (other than standard rate mail) (per letter mailing, per system principle)	*******	******** ************* ****
C.Customer Letters – standard rate mail (Note 12) (Note 13)	*******	****
D.Past Due Notices (per notice mailing, per system principle)	*******	******** ************* ****
E.Pre-Sort Mail
1.Automated Mail (per one (1) or two (2) ounce mail piece)	*******	**** ******* * ***** ********** ****
2.Non-Automated Mail (per one (1) or two (2) ounce mail piece)	*******	**** ******* ***-********** ***-**** ****
3.Pre-Sort Discount – Automated Mail Only (per one (1) or two (2) ounce mail piece)	*******	($******)

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W. Swieringa	By: /s/ Peter E. Kalan
Name: John W. Swieringa	Name: Peter E. Kalan
Title: Senior Vice President and Chief Information Officer	Title: President
Date: 7/17/15	Date: July 21, 2015